Fees Summary	Feb. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,995,394,500
Previously Paid Amount	0
Total Fee Amount	413,663.99
Total Offset Amount	0
Net Fee	$ 413,663.99